AMENDMENT NO. 1 TO CREDIT AGREEMENT [*]

This AMENDMENT NO. 1 TO CREDIT AGREEMENT (this “Amendment”) is made and entered into as of August 3, 2022, among HERITAGE-CRYSTAL CLEAN, LLC, an Indiana limited liability company (the “Borrower”), HERITAGE-CRYSTAL CLEAN, INC., a Delaware corporation (“Holdings”), each Subsidiary of the Borrower from time to time party to the Credit Agreement referred to below (collectively with Holdings, the “Guarantors”; and the Guarantors together with the Borrower, the “Loan Parties”), each lender party hereto (collectively, the “Lenders” and individually, each a “Lender”), and each lender party hereto providing a new commitment pursuant to the terms hereof (each, an “Increase Lender” and collectively the “Increase Lenders”) and BANK OF AMERICA, N.A., as the Administrative Agent (the “Agent”), Swing Line Lender and L/C Issuer.

WHEREAS, the Borrower, the other Loan Parties, the Lenders and the Agent are party to that certain Credit Agreement, dated as of March 18, 2021 (as amended, restated, supplemented or modified from time to time, the “Credit Agreement”), pursuant to which the Lenders have extended credit to the Borrower on the terms set forth therein;

WHEREAS, Section 2.14 of the Credit Agreement provides that the Borrower may request, upon notice to the Administrative Agent and satisfaction of the conditions set forth in Section 2.14(g), that the Aggregate Commitments made thereunder be increased or new tranches of term loans be made, by an aggregate amount of up to $50,000,000;

WHEREAS, the Borrower has requested that (i) the Aggregate Commitments available under the Credit Agreement be increased by an aggregate amount equal to $50,000,000 (the “Increase”), so that after giving effect to the Increase, the Aggregate Commitments will equal $150,000,000 and (ii) after giving effect to the Increase, the Lenders amend the Credit Agreement to refresh the accordion and to provide that $50,000,000 continue to remain available to be exercised under Section 2.14 of the Credit Agreement;

WHEREAS, Schedule 2.01 to the Credit Agreement will be updated to reflect Revolving Commitments after giving effect to the Increase, to be attached hereto as Annex 2; and

WHEREAS, the Loan Parties and the Lenders have agreed to make certain amendments and updates to the Credit Agreement on the terms and subject to the conditions set forth herein;

NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.Definitions. Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Credit Agreement. This Amendment shall constitute a Loan Document for all purposes of the Credit Agreement and the other Loan Documents.
2.Revolving Commitment Increase.
a.Pursuant to Section 2.14 of the Credit Agreement, each Increase Lender hereby severally and not jointly agrees to provide a new Revolving Commitment (in each case, such Lender’s “Increase Commitment Amount”) in the amount set forth next to such Increase Lender’s name on Annex 1 attached hereto. The aggregate Increase Commitment Amount, as set forth in such Annex 1, is equal to $50,000,000. In connection therewith, subject to the terms of the Credit Agreement, each Increase Lender severally and not jointly agrees to fund, and make one or more loans in immediately available funds to the Borrower on or after the First Amendment Effective Date, in each case up to an aggregate principal amount equal to its Applicable Percentage of the Aggregate Commitments (after giving effect to the Increase). After giving effect to the Increase, each Increase Lender shall have the Revolving Commitment and Applicable Percentage set forth on the new Schedule 2.01 attached as Annex 2 hereto.
[*] Certain schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K that are not material and is the type that the registrant treats as private or confidential.

b.On the First Amendment Effective Date, (i) each Increase Lender shall make available to the Administrative Agent such amounts in immediately available funds as the Administrative Agent shall determine, for the benefit of the other Revolving Lenders, as being required in order to cause each Revolving Lender’s portion of the outstanding Revolving Loans to equal its Applicable Percentage of such outstanding Revolving Loans (after giving effect to the Increase and the use of such amounts to make payments to such other Revolving Lenders), and (ii) if necessary to keep the outstanding Revolving Loans ratable with the revised Applicable Percentages arising from the nonratable increase in the Revolving Commitments in connection with the Increase, the Borrower shall be deemed to have repaid and reborrowed any outstanding Revolving Loans as of the First Amendment Effective Date (with such reborrowing to consist of the Types of Revolving Loans, with related Interest Periods if applicable, specified in a notice delivered by the Borrower, in accordance with the requirements of Section 2.1(b) of the Credit Agreement in order to maintain such ratability). The deemed payments made pursuant to clause (ii) of the immediately preceding sentence shall be accompanied by payment of all accrued interest on the amount prepaid and, in respect of each Loan, shall be subject to indemnification by the Borrower pursuant to the provisions of Section 2.14(d) of the Credit Agreement if the deemed payment occurs other than on the last day of the related Interest Periods.
3.Amendments to Existing Credit Agreement.
a.Effective on and as of the First Amendment Effective Date, the Credit Agreement (excluding the schedules and exhibits thereto, which shall remain in full force and effect, except as specifically referenced in this Section 3) is hereby amended as set forth in Exhibit A attached hereto (i) to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and (ii) to insert the double underlined text (indicated textually in the same manner as the following example: double-underlined text).
b.Exhibit A-1 to the Credit Agreement is hereby amended and restated as set forth in Exhibit B attached hereto.
c.Schedule 2.01(b) to the Credit Agreement is hereby amended and restated as set forth on Annex 2 attached hereto.
4.Conditions to Effectiveness. This Amendment shall become effective on the first date (the “First Amendment Effective Date”) upon which each of the following conditions has been satisfied in each case in form and substance acceptable to the Administrative Agent, which date shall be the date hereof:
a.Amendment. The Administrative Agent shall have received a counterpart signature page to this Amendment duly executed and delivered by each of the Loan Parties and each of the Lenders.
b.Notes. The Administrative Agent shall have received a Note (or an amended and restated Note) substantially in the form of Exhibit B-1 to the Credit Agreement issued in favor of each Increase Lender reflecting the aggregate amount of such Lender’s Revolving Commitment after giving effect to the Increase.
c.Officer’s Certificate. The Administrative Agent shall have received an officer’s certificate dated the First Amendment Effective Date, certifying as to (i) the Organization Documents of each Loan Party (which, to the extent filed with a Governmental Authority, shall be certified as of a recent date by such Governmental Authority), or in lieu thereof a certification from each Loan Party that its Organization Documents have not changed from those previously delivered to the Administrative Agent, (ii) the resolutions of the governing body of each Loan Party, (iii) the good standing, existence or its equivalent of each Loan Party and (iv) of the incumbency (including specimen signatures) of the Responsible Officers of each Loan Party.
d.Legal Opinions of Counsel. The Administrative Agent shall have received an opinion or opinions (including, local counsel opinions) of counsel for the Loan Parties, dated the First Amendment Effective Date and addressed to the Administrative Agent and the Lenders, in form and substance reasonably acceptable to the Administrative Agent.

e.Officer’s Certificate(s). The Administrative Agent shall have received executed by a Responsible Officer of the Borrower as of the First Amendment Effective Date (i) a pro-forma Compliance Certificate reflecting compliance with Section 7.11 of the Credit Agreement after giving effect to such Increase, (ii) a certificate certifying that, before and after giving effect to such Increase, the conditions set forth in Section 4.02 and paragraph (f), (g), and (h) of this Section 4 are satisfied, and (iii) a certificate certifying that the new Revolving Commitment is “senior debt” (or any similar term) permitted under the Subordination Provisions of any Subordinated Debt outstanding on the date of the First Amendment Effective Date (attaching each written consent from each holder of any Subordinated Debt to the extent written consent is required under the documentation governing such Subordinated Debt including, without limitation, those consents described on Schedule 2.14 of the Credit Agreement).
f.Material Adverse Effect. The absence of any event or condition since the date of the Audited Financial Statements that has had or could be reasonably expected, either individually or in the aggregate, to have a Material Adverse Effect.
g.No Litigation. The absence of any action, suit, investigation or proceeding pending or, to the knowledge of the Loan Parties, threatened in any court or before any arbitrator or governmental authority that would reasonably be expected to have a Material Adverse Effect.
h.Consents. The Administrative Agent shall have received evidence that all members, boards of directors, governmental, shareholder and material third party consents and approvals necessary in connection with the execution and delivery by any Loan Party of this Amendment and the other Loan Documents have been obtained and are in full force and effect.
i.Joinder Documents. The Administrative Agent shall have received, in compliance with the Credit Agreement and each other Loan Document, joinder documentation, in form and substance reasonably satisfactory to the Administrative Agent, relating to the acquisitions of (i) Raider Environmental Services of Florida, Inc., a Florida corporation, (ii) Source Environmental, Inc., d/b/a/ AET Environmental, Inc., a Colorado corporation, and (iii) certain assets of Cole’s Services, Inc., a California corporation and Bakersfield Transfer, Inc., a California corporation.
j.Due Diligence. The Lenders shall have completed a due diligence investigation of the Borrowers and its Subsidiaries in scope, and with results, satisfactory to the Lenders, including, without limitation, U.S. Department of Treasury Office of Foreign Assets Control, Foreign Corrupt Practices Act and “know your customer” due diligence.
k.KYC Information. (x) Upon the reasonable request of any Lender made at least seven days prior to the First Amendment Effective Date, the Borrower shall have provided to such Lender, and such Lender shall be reasonably satisfied with, the documentation and other information so requested in connection with applicable “know your customer” and anti-money-laundering rules and regulations, including, without limitation, the PATRIOT Act, in each case at least three Business Days prior to the First Amendment Effective Date and (y) at least three Business Days prior to the First Amendment Effective Date, any Loan Party that qualifies as a “legal entity customer” under the Beneficial Ownership Regulation shall have delivered, to each Lender that so requests, a Beneficial Ownership Certification in relation to such Loan Party.
l.Fees and Expenses. Arrangements completely satisfactory to the Administrative Agent have been made for the payment at closing of all accrued fees and expenses of the Administrative Agent required to be paid on or prior to the First Amendment Effective Date shall have been made (including all outstanding fees and expenses of counsel for the Agent) and all fees set forth in any applicable fee letter, if any. The Borrower will pay to Administrative Agent, for the account of the Lenders (including Bank of America, N.A.), an upfront fee (the “Upfront Fee”) in an amount equal to 20.0 basis points on the Increase Commitment Amount of each of the Increase Lenders. The Upfront Fee shall be due and payable in full on the First Amendment Effective Date and as part of such closing.

m.Other Documents; Additional Information. All other documents, additional information and materials provided for herein or which the Administrative Agent or any other Lender may request or require.
5.Representations and Warranties. The Borrower and each other Loan Party jointly and severally represents and warrants to the Agent and the Lenders as follows:
a.The execution, delivery and performance of this Amendment are within the authority of each of the Loan Parties and have been duly authorized by all necessary corporate or other organizational action, and do not and will not (a) contravene the terms of any of such Loan Party’s Organization Documents; (b) conflict with or result in any breach or contravention of, or the creation of any Lien under, or require any payment to be made under (i) any Contractual Obligation to which such Loan Party is a party or affecting such Loan Party or the properties of such Loan Party or any of its Subsidiaries or (ii) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Loan Party or its property is subject; or (c) violate any Law.
b.Each of this Amendment, the Credit Agreement and the other Loan Documents has been duly executed and delivered by each of the Loan Parties and the execution, delivery and performance of this Amendment constitutes a legal, valid and binding obligation of the Loan Parties enforceable against them in accordance with the terms and provisions hereof, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors’ rights and except to the extent that availability of the remedy of specific performance or injunctive relief or other equitable remedy is subject to the discretion of the court before which any proceeding therefor may be brought.
c.The execution, delivery and performance by the Loan Parties of this Amendment do not require any approval or consent of, or filing with, any third party or governmental agency or authority.
d.The representations and warranties contained in Article V of the Credit Agreement are true and correct in all material respects (except to the extent already qualified by materiality, in which case such representations and warranties shall be true and correct in all respects) on and as of the date hereof, before and after giving effect to this Amendment and the Increase, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date. For purposes of this Paragraph 5(d), the representations and warranties contained in Section 5.05(a) of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to Section 6.01(a) of the Credit Agreement.
e.Both before and after giving effect to this Amendment and the Increase, no Default or Event of Default has occurred and is continuing, or would result therefrom.
6.No Waiver. Nothing contained herein shall be deemed to (i) constitute a waiver of any Default or Event of Default that may heretofore or hereafter occur or have occurred and be continuing or, except as expressly provided herein, to otherwise modify any provision of the Credit Agreement or other Loan Document, or (ii) give rise to any defenses or counterclaims to any Lender’s right to compel payment of the Obligations when due or to otherwise enforce its rights and remedies under the Credit Agreement and the other Loan Documents.
7.Ratification, etc. Except as expressly amended hereby, the Credit Agreement, the other Loan Documents, all documents, instruments and agreements related thereto and the Obligations are hereby ratified and confirmed in all respects and shall continue in full force and effect. This Amendment and the Credit Agreement shall hereafter be read and construed together as a single document, and all references in the Credit Agreement, any other Loan Document or any agreement or instrument related to the Credit Agreement shall hereafter refer to the Credit Agreement as amended by this Amendment. Each Loan Party hereby (a) affirms and confirms its guarantees, pledges, security interests, grants and other undertakings under the Credit Agreement and the other Loan Documents to which it is a party and (b) agrees that (i) each Loan Document to which it is a party shall continue to be in full force and effect and (ii) all guarantees, pledges, security interests, grants and other undertakings thereunder shall continue to be in full force and effect and shall accrue to the benefit of the Secured Parties, including the Increase Lenders, and shall secure all Obligations, including the Increase.
8.GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
9.Counterparts; Etc. This Amendment may, if agreed by the Administrative Agent, be in the form of an Electronic Record and may be executed using Electronic Signatures (including, without limitation, facsimile and .pdf) and shall be considered an original, and shall have the same legal effect, validity and enforceability as a paper record. This Amendment may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts are one and the same Amendment. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by the Administrative Agent of a manually signed paper Communication which has been converted into electronic form (such as scanned into PDF format), or an electronically signed Communication converted into another format, for transmission, delivery and/or retention. Notwithstanding anything contained herein to the contrary, the Administrative Agent is under no obligation to accept an Electronic Signature in any form or in any format unless expressly agreed to by the Bank pursuant to procedures approved by it; provided, further, without limiting the foregoing, (a) to the extent the Bank has agreed to accept such Electronic Signature, the Bank shall be entitled to rely on any such Electronic Signature without further verification and (b) upon the request of the Bank any Electronic Signature shall be promptly followed by a manually executed, original counterpart. For purposes hereof, “Electronic Record” and “Electronic Signature” shall have the meanings assigned to them, respectively, by 15 USC §7006, as it may be amended from time to time.
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IN WITNESS WHEREOF, each of the undersigned has duly executed this Amendment as of the date first set forth above.
Borrower:

HERITAGE-CRYSTAL CLEAN, LLC, an
Indiana limited liability company

By: /s/ Mark DeVita
Name: Mark DeVita
Title: Chief Financial Officer

By its signature below, each of the undersigned Guarantors hereby acknowledges and agrees to the terms of this Amendment, including, without limitation, the representations and warranties (and bringdowns of the same) applicable to each of them contained herein. Each of the undersigned Guarantors hereby affirms its obligations of payment and performance under Article X of the Credit Agreement, and agrees that all “Obligations”, as defined in the Credit Agreement and after giving effect to this Amendment, are covered by and guaranteed under the Guaranty provided under such Article X.

HERITAGE-CRYSTAL CLEAN, INC.,
as a Guarantor

By: /s/ Mark DeVita
Name: Mark DeVita
Title: Chief Financial Officer

HCC Corporation, LLC,
as a Guarantor

By: /s/ Mark DeVita
Name: Mark DeVita
Title: Treasurer

HERITAGE-CRYSTAL CLEAN, LIMITED,
as a Guarantor

By: /s/ Mark DeVita
Name: Mark DeVita
Title: Treasurer

SAV-TECH SOLVENT INC.,
as a Guarantor
By: /s/ Mark DeVita
Name: Mark DeVita
Title: Treasurer

MIRACHEM, LLC,
as a Guarantor

By: /s/ Mark DeVita
Name: Mark DeVita
Title: Vice President

RAIDER ENVIRONMENTAL SERVICES OF
FLORIDA, INC.
as a Guarantor

By: /s/ Mark DeVita
Name: Mark DeVita
Title: Treasurer

SOURCE ENVIRONMENTAL, INC., D/B/A/ AET
ENVIRONMENTAL, INC.
as a Guarantor

By: /s/ Mark DeVita
Name: Mark DeVita
Title: Treasurer

BANK OF AMERICA, N.A., as Administrative Agent

By: /s/ Michael Contreras
Name: Michael Contreras
Title: Director

BANK OF AMERICA, N.A., as a Lender and Increase
Lender, L/C Issuer and Swing Line Lender

By: /s/ Michael Contreras
Name: Michael Contreras
Title: Director

JPMORGAN CHASE BANK, N.A.,
as a Lender and Increase Lender

By: /s/ Jonathan A Briars
Name: Jonathan A. Briars
Title: Authorized Signer

Wells Fargo Bank, n.a., as a Lender and Increase
Lender

By: /s/ Courtney Lee
Name: Courtney Lee
Title: Assistant Vice President

ANNEX 1
Revolver Increase Commitment Amounts

Increase Lender	Revolving Increase Commitment Amount
BANK OF AMERICA, N.A.	$20,000,000
JPMORGAN CHASE BANK, N.A.,	$17,500,000
Wells Fargo Bank, National Association	$12,500,000

ANNEX 2

SCHEDULE 2.01

COMMITMENTS AND APPLICABLE PERCENTAGES

Lender	Revolving Commitment	Applicable Percentage
Bank of America, N.A.	$60,000,000.00	40.000000000%
JPMorgan Chase Bank, N.A.	$52,500,000.00	35.000000000%
Wells Fargo Bank, National Association	$37,500,000.00	25.000000000%
TOTAL	$150,000,000.00	100.000000000%

L/C Commitments

Lender	L/C Commitment
Bank of America, N.A.	$40,000,000
TOTAL	$40,000,000